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__________________________________________________________________________
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549
                           _________________________

                                    FORM 8-K

                                 CURRENT REPORT

     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

      Date of Report (Date of earliest event reported):    April 21, 1998

                           _________________________


                          INTERNATIONAL COMPUTEX, INC.
             (Exact name of registrant as specified in its charter)


         Georgia                   1-12909       58-1938206
(State or other jurisdiction of    (Commission   (I.R.S.Employer
incorporation or organization)     File Number)  Identification No.)


                    5500 Interstate North Parkway, Suite 507
                          Atlanta, Georgia 30328-4662
          (Address of principal executive offices, including Zip Code)


                                  770/953-1464
              (Registrant's telephone number, including area code)

                                 Not Applicable
         (Former name or former address, if changed since last report.)



                            Exhibit Index on Page 4
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Item 4.   Changes in Registrant's Certifying Accountant.
          ---------------------------------------------

          (a)  Previous Independent Auditors

            Since 1994, the independent auditor of the Registrant has been the firm of Habif, Arogeti & Wynne, P.C., of Atlanta, Georgia. By mutual agreement of Habif, Arogeti & Wynne, P.C. and the Registrant, the Registrant has elected to change its independent accountants, and has selected the firm of KPMG Peat Marwick, LLP as the successor accounting firm, to commence with the fiscal year ending December 31, 1998. This decision was made effective April 21, 1998. During the past two fiscal years and the period since the end of the last fiscal year, such firm's reports on the financial statements of the Registrant have not contained any adverse opinion or disclaimer of opinion, nor was any such opinion qualified as to uncertainty, audit scope or accounting principles. The decision to change independent auditors was made by resolution adopted unanimously by the Board of Directors of the Registrant, including the members of the Audit Committee of the Registrant.

            During the past two fiscal years and the period since the end of the last fiscal year, there has been no disagreement with Habif, Arogeti & Wynne, P.C. on any matter of accounting principles or practices, financial statement disclosure or auditing scope or procedure, which disagreement, if not resolved to the satisfaction of said firm, would have caused it to make a reference to the subject matter of the disagreement in connection with its reports. There were no reportable events of the nature described in Regulation S-K Item 304(a)(1)(v) during the last two fiscal years of the Registrant or during the period since the end of the last fiscal year of the Registrant.

            In compliance with Item 304(a)(3) of Regulation S-K, attached as an exhibit to this Report is a copy of a letter from Habif, Arogeti & Wynne, P.C., addressed to the Commission, stating that such firm agrees with the statements made by the Registrant in this Report.

          (b)  New Independent Auditors

            The engagement of KPMG Peat Marwick, LLP commenced on April 23, 1998, with its initial engagement currently anticipated to be the audit of the Registrant's financial statements for the year ending December 31, 1998. During the Registrant's two most recent fiscal years and the period since the end of the most recent fiscal year, the Registrant has not consulted such firm regarding (1) the application of accounting principles to a specified transaction, either completed or proposed, or the type of audit opinion that might be rendered on Registrant's financial statements or (2) the subject matter of a disagreement or a reportable event with the former auditor (as described in Regulation S-K Item 304(a)(1)(v).

                                      -2-
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Item 7.   Financial Statements and Exhibits.
          ---------------------------------

          (c)  Exhibits:
               --------

                  16      Letter from Habif, Arogeti & Wynne, P.C. regarding
                          Item 4(a).



                                  SIGNATURES

  Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                       INTERNATIONAL COMPUTEX, INC.
                                       (Registrant)

Date: April 27, 1998                   By: /s/ Ralph E. Walter
      --------------                       ------------------------------------
                                       Name and Title: Ralph E. Walter,
                                                       Chief Financial Officer
                                                       ------------------------


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                                 EXHIBIT INDEX



     Description                                   Page
     -----------                                   ----



16   Letter from Habif, Arogeti & Wynne, P.C.        5
     regarding Item 4(a).

                                      -4-